SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 16, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                       0-16014                    23-2417713
  (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

         On September 16, 1999, Adelphia announced an offering of Class A Common Stock through the issuance of a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01. On May 6, 1999, subsidiaries of Adelphia and Olympus and their affiliates entered into a Credit Agreement, a copy of which is being filed under Item 7 as Exhibit 10.01.


Item 7.  Financial Statements and Exhibits

Exhibit No.                                Description

10.01 Credit Agreement dated as of May 6, 1999, among Hilton Head Communications, L.P., UCA Corp., UCA LLC, National Cable Acquisition Associates, L.P., Grand Island Cable, Inc., SVHH Cable Acquisition, L.P., Tele-Media Company of Hopewell-Prince George, certain other persons, various financial institutions, First Union National Bank as the administrative agent, Bank of Montreal as the Documentation Agent, and PNC Bank, N.A. as the Snydication Agent (Filed Herewith).

99.01             Press Release dated September 16, 1999 (Filed Herewith).

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 17,  1999                 ADELPHIA COMMUNICATIONS CORPORATION
                                                       (Registrant)

                                          By:   /s/ Timothy J. Rigas
                                                Timothy J. Rigas
                                                Executive Vice President,
                                                Treasurer and Chief Financial
                                                Officer

                                  EXHIBIT INDEX


Exhibit No.                                Description

10.01 Credit Agreement dated as of May 6, 1999, among Hilton Head Communications, L.P., UCA Corp., UCA LLC, National Cable Acquisition Associates, L.P., Grand Island Cable, Inc., SVHH Cable Acquisition, L.P., Tele-Media Company of Hopewell-Prince George, certain other persons, various financial institutions, First Union National Bank as the administrative agent, Bank of Montreal as the Documentation Agent, and PNC Bank, N.A. as the Snydication Agent (Filed Herewith).

99.01             Press Release dated September 16, 1999 (Filed Herewith).